PRELIMINARY COPY — SUBJECT TO COMPLETION

DATED APRIL 30, 2026

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.            )

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.
(Name of Registrant as Specified in its Charter)

Ocean Capital LLC
WILLIAM HEATH HAWK
BRENT D. rOSENTHAL
ETHAN A. dANIAL
JOSé R. IZQUIERDO

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY — SUBJECT TO COMPLETION
DATED APRIL 30, 2026

2026 ANNUAL MEETING OF STOCKHOLDERS OF
puerto rico residents tax-free fund v, inc.

PROXY STATEMENT
OF
OCEAN CAPITAL LLC

Please vote the BLUE Proxy Card “FOR” the election of our highly-qualified nominees.

Please sign, date and mail the enclosed BLUE Proxy Card today!

Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital,” “we,” “us,” or “ours”), and its managing member William Heath Hawk (together with Ocean Capital and the Nominees (as defined below), the “Participants”), are significant stockholders and beneficially own in the aggregate approximately 9.0% of the outstanding shares of the common stock, par value $0.01 (the “Common Stock”), of Puerto Rico Residents Tax-Free Fund V, Inc., a Puerto Rico corporation (the “Fund”). We are writing to you in connection with our proposal to elect our three nominees, Brent D. Rosenthal, Ethan A. Danial and José R. Izquierdo to the board of directors of the Fund (the “Board”) at the 2026 annual meeting of stockholders scheduled to be held virtually on May 21, 2026, at 11:00 a.m. Atlantic Standard Time (11:00 a.m. Eastern Daylight Time), including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “2026 Annual Meeting”). This proxy statement and the enclosed BLUE Proxy Card are first being furnished to stockholders on or about [•], 2026.

We are furnishing this proxy statement and the enclosed BLUE Proxy Card to seek your support at the 2026 Annual Meeting with respect to our proposal (the “Proposal”) to elect Ocean Capital’s slate of three director nominees, Ethan A. Danial, José R. Izquierdo and Brent D. Rosenthal (the “Nominees”), with Messrs. Danial and Izquierdo each to serve as a Class III director on the Board, until his term expires at the Fund’s 2029 annual meeting of stockholders and until his respective successor is duly elected and qualified and with Mr. Rosenthal to serve as a Class II director on the Board, until his term expires at the Fund’s 2028 annual meeting of stockholders and until his successor is duly elected and qualified.

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, “Information Concerning the 2026 Annual Meeting,” and the Fund’s proxy materials, when available, for additional information concerning the 2026 Annual Meeting, including how to register for the meeting, voting and proxy procedures, votes required for the election of directors and the solicitation of proxies. Any stockholder wishing to participate in the 2026 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2026 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the record date for the 2026 Annual Meeting, April 6, 2026 (the “Record Date”), you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on May 19, 2026 to attend and vote at the 2026 Annual Meeting. Broadridge Financial Solutions, Inc. (“Broadridge”) will then e-mail you the login information and instructions for attending and voting at the 2026 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2026 If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Sodali & Co (“Sodali”), toll free at (800) 662-5200 or collect at (203) 658-9400.

This proxy statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov.
The Edgar file number for the Fund is 811-23693.

IMPORTANT:

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•        If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed BLUE Proxy Card to Ocean Capital LLC, c/o Sodali & Co, in the enclosed postage-paid return envelope today or by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

•        If your shares were held for you by a brokerage firm, bank, bank nominee or other institution on the Record Date, only they can vote such shares and only upon receipt of your specific instructions. Such brokerage firm, bank, bank nominee or other institution will not have discretionary voting power and, without your specific instructions on how to vote, the underlying shares will not be counted as shares present and entitled to vote at the meeting. Accordingly, please instruct your broker or bank to vote the BLUE Proxy Card on your behalf by following the instructions provided by your broker or bank.

REASONS FOR OUR SOLICITATION

With respect to the 2026 Annual Meeting, Ocean Capital, as one of the Fund’s largest stockholders, has notified the Fund of its intent to nominate three highly-qualified nominees who would not be “interested persons” (based on Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) and are independent (based on Section 301 of the Sarbanes-Oxley Act of 2002).

As committed investors, we are looking for the Fund to significantly improve both performance and governance in order to generate maximum returns for all stockholders, consistent with the Fund’s investment objectives and strategies. We believe stockholders cannot expect the Fund to perform significantly better without fundamental change, beginning in the boardroom by adding fresh perspectives. If elected, the Nominees will be committed to putting stockholders’ interests first and evaluating all avenues to maximize value, including, without limitation, consideration of the reestablishment of a share repurchase program, the liquidation of the Fund to realize its net asset value and other value-unlocking initiatives. Although there can be no assurances that any such avenues will in fact increase stockholder value, the Participants believe that the Nominees’ presence on the Board will benefit all stockholders.

In furtherance of its objectives, Ocean Capital has submitted director nominations and business proposals to a number of funds that are affiliated with the Fund, including Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc. (“Fund I”), Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (“Fund II”), Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. (“Fund III”), Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (“Fund IV”), Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. (“Fund V”), Tax Free Fund for Puerto Rico Residents, Inc. (“TFF I”), Puerto Rico Residents Tax Free Fund, Inc. (“PRRTFF I”), Puerto Rico Residents Tax Free Fund IV, Inc. (“PRRTFF IV”), Puerto Rico Residents Tax Free Fund VI, Inc. (“PRRTFF VI”), and Tax Free Fund for Puerto Rico Residents, Inc. (“TFF I”).

It is not our intention to mandate any particular action be taken by the Fund to increase stockholder value. At certain affiliated Funds, we have emphasized the applicable fund adopting measures to enhance shareholder value, including by increasing liquidity and/or reducing the discount at which the applicable fund’s stock trades compared with the fund’s net asset value. Directors nominated by Ocean Capital and elected have fiduciary obligations to the fund and its shareholders, not to Ocean Capital as such; and we will not control and cannot predict the outcome of a future Board’s deliberations. We expect the boards would need to evaluate alternatives that could unlock value for shareholders. One alternative could be to seek shareholder approval to cease operations as an investment company and, following a sale of substantially all of the funds’ securities, pay a dividend with the proceeds of such sale to shareholders. This is what occurred at TFF I, PRRTFF I and PRRTFF VI, where, following the funds’ certification of votes to terminate the respective investment advisory agreements of those funds, the funds sought and obtained shareholder approval of proposals to sell their investments and distribute the proceeds to shareholders. Additionally, PRRTFF IV is currently soliciting shareholders to take substantially similar actions. Our Nominees and certain other individuals nominated by Ocean Capital serve on the boards of these funds. If our Nominees are elected to the Board, we expect that the Board would consider this among multiple options that could unlock value for shareholders.

No matter how many shares of Common Stock you own, we urge you to vote your shares on the enclosed BLUE Proxy Card to support the election of the Nominees at the 2026 Annual Meeting, which we believe will help unlock value for investors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

According to the Fund’s proxy statement filed with the SEC on April 21, 2026 (the “Fund’s proxy statement”), the Board is currently composed of six directors, and three of the Fund’s directors are up for election at the 2026 Annual Meeting. According to the Fund’s proxy statement, two of these nominees are up for election to serve as Class III directors with terms expiring in 2029 and one nominee is up for election as a Class II director with a term expiring at the 2028 Annual Meeting. We are seeking your support at the 2026 Annual Meeting to elect our three highly-qualified Nominees in opposition to the Fund’s Class II and Class III director nominees. Our Nominees, if elected at the 2026 Annual Meeting, would not constitute a majority of the Board.

OUR NOMINEES

The following information sets forth the name, business address, age and positions held with the Fund, term of office and length of time served in such positions if applicable, principal occupation(s) for the past five years, number of portfolios in fund complexes overseen and other directorships held by each of our Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Fund’s governing instruments. None of the Nominees has a family relationship with any of the other Nominees. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominees should serve as directors of the Fund are set forth in the table below. Each of Messrs. Danial and Izquierdo are being elected to serve as a Class III director on the Board, until his term expires at the Fund’s 2029 annual meeting of stockholders and until his respective successor is duly elected and qualified, and Mr. Rosenthal is being elected to serve as a Class II director on the Board, until his term expires at the Fund’s 2028 annual meeting of stockholders and until his successor is duly elected and qualified.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Brent D. Rosenthal 3 Drummond Terrace, Livingston, New Jersey 07039 (54)	N/A	N/A

Founder and Investor at Mountain Hawk Capital Partners, LLC, an investment fund, since 2017;

Partner in affiliates of W.R. Huff Asset Management, an employee-owned investment manager, from 2002 to 2016.

N/A

Director of Pitney Bowes Inc., a global technology company focused on commerce solutions in the shipping and mailing sectors, since June 2025;

Director of TFF I, director of PRRTFF I, and director of PRRTFF VI since May 20, 2025;

Director of PRRTFF IV since July 17, 2025;

Director of Horizon Kinetics Holding Corporation, a provider of investment advisory services through its subsidiary, Horizon Kinetics Asset Management LLC, a registered investment adviser, since August 2024;

Director of Syntec Optics Holdings, Inc., a manufacturer of polymer optics and photonics, since April 2023;

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships

Adviser to the Board of Directors and Executive Management of FLYHT Aerospace, a provider of solutions for the aviation industry, from December 2019 to June 2020, and Director from June 2020 to December 2024;

Director of RiceBran Technologies, a food company, from July 2016 to November 2024;

Director of comScore, Inc., a media measurement and analytics company, from April 2018 to June 2024.

Ethan A. Danial 954 Avenida Ponce De Leon Ave., San Juan, Puerto Rico 00907 (29)	N/A	N/A

Member, Authorized Officer and Manager at RAD Investments, LLC, an investment firm in Puerto Rico where he has worked since January 2019;

Vice President of Caribbean Capital and Consultancy Corp., an investment firm in Puerto Rico from August 2017 through October 2022.

N/A

Director of TFF I, director of PRRTFF I, director of PRRTFF VI, and director of Fund IV since May 20, 2025;

Director of PRRTFF IV since January 8, 2026;

Director of Campo Caribe LLC, an agricultural business in Puerto Rico, from September 2019 to September 2022;

Director of First Puerto Rico Tax-Exempt Target Maturity Fund VII, a Puerto Rico-based investment fund, from November 2020 to June 2021.

José R. Izquierdo II 1225 Ponce de Leon Ave., Suite 803, San Juan, Puerto Rico 00907 (43)	N/A	N/A

Managing Director of Main Line Ventures LLC, a consulting firm, since 2018;

Executive Director of Puerto Rico Tourism Company, an agency of the Government of Puerto Rico, from 2017 to 2018;

Principal at The Law Offices of José R. Izquierdo II, from 2013 to 2016.

				N/A	Director of TFF I, director of PRRTFF I, and director of PRRTFF VI since May 20, 2025; Director of PRRTFF IV since July 17, 2025.

Brent D. Rosenthal, age 54, founded Mountain Hawk Capital Partners, LLC, an investment fund focused on small and microcap equities in the technology, media, telecom and food industries, in 2017. Mr. Rosenthal has served on the board of directors of Pitney Bowes Inc. (NYSE: PBI) since June 2025; Horizon Kinetics Holding Corporation (OTCMKTS: HKHC) since August 2024; Syntec Optics Holdings, Inc. (NASDAQ: OPTX) since April 2023; PRRTFF I, PRRTFF VI and TFF I since May 2025; and PRRTFF IV since July 2025. Previously he served as a director of FLYHT Aerospace Solutions Ltd (OTCQX: FLYLF) from June 2020 to December 2024, director of RiceBran Technologies (OTCPK: RIBT) from July 2016 to November 2024, and Non-Executive Chairman/Lead Director of comScore, Inc. (NASDAQ: SCOR) from April 2018 to June 2024 and as a director from January 2016 to April 2018. Mr. Rosenthal also served as a director of Rentrak Corporation (NASDAQ: RENT) from 2008 to 2016, as a director to SITO Mobile (NASDAQ: SITO) from August 2016 to July 2018, and as an Adviser to the board of Park City Group, Inc. (NASDAQ: PCYG), the parent company of ReposiTrak Inc., from November 2015 to February 2018. Earlier in his career, Mr. Rosenthal was a Partner in affiliates of W.R. Huff Asset Management, an employee-owned investment manager, where he worked from 2002 to 2016, during which time he was an Adviser to the board of directors of Virgin Media (NASDAQ: VMED) and Time Warner Cable (NYSE: TWC). Mr. Rosenthal earned his B.S. from Lehigh University and M.B.A. from the S.C. Johnson Graduate School of Management at Cornell University. He is an inactive Certified Public Accountant. The Nominating Stockholder believes Mr. Rosenthal’s extensive leadership experience makes him qualified to serve as a director of the Fund.

Ethan A. Danial, age 29, is a Puerto Rico-based investment professional with experience in research and trading of defaulted and restructured Puerto Rico municipal bonds. Mr. Danial has been employed as a member, authorized officer and manager at RAD Investments, LLC, an investment firm in Puerto Rico, since January 2019. Additionally, from August 2017 through October 2022, Mr. Danial was the Vice President of Caribbean Capital and Consultancy Corp., an investment firm in Puerto Rico. Since May 20, 2025, Mr. Danial has served as a director and chairman of the board of PRRTFF I, PRRTFF VI, and TFF I. He has served as a director of Fund IV since May 20, 2025. On January 8, 2026, Mr. Danial was elected as a member of the board of directors of PRRTFF IV. Mr. Danial previously served as a director for Campo Caribe LLC, an agricultural business in Puerto Rico, from September 2019 to September 2022. Further, Mr. Danial served as a director at First Puerto Rico Tax-Exempt Target Maturity Fund VII, a Puerto Rico-based investment fund, from November 2020 until June 2021. Prior to Mr. Danial’s employment at Caribbean Capital and Consultancy Corp., he earned his B.A. in Mathematics-Statistics from Columbia University in 2017. Since August 2023, Mr. Danial has been studying for his Juris Doctorate at Harvard Law School. The Nominating Stockholder believes Mr. Danial’s investment and research experience with municipal bond funds makes him qualified to serve as a director of the Fund.

José R. Izquierdo II, age 43, is a San Juan-based attorney with over a decade of experience in both the private and public sectors. Currently, he is the Member and Managing Director of Main Line Ventures, LLC, a firm that counsels corporations, international organizations and world-class athletes on a range of legal, strategic, and developmental matters. Mr. Izquierdo has served at Main Line Ventures, LLC since 2018. Mr. Izquierdo has served on the board of PRRTFF I, PRRTFF VI and TFF I since May 2025 and PRRTFF IV since July 2025. Mr. Izquierdo previously served as General Secretary of the World Boxing Organization’s Executive Committee, an international non-profit organization. At the government level, Mr. Izquierdo has served as Executive Director of the Puerto Rico Tourism Company, a public corporation responsible for stimulating, promoting and regulating the development of Puerto Rico’s tourism industry, from 2017 to 2018, as a member of the Governor of Puerto Rico’s fiscal transition team, as a member of the Government of Puerto Rico’s Economic Development Council, and as Assistant Secretary of Economic Development and has sat on numerous boards of directors. Mr. Izquierdo previously served as Principal at The Law Offices of José R. Izquierdo II. Mr. Izquierdo is a 2005 graduate of Haverford College and holds a Juris Doctorate from the University of Puerto Rico School of Law. The Nominating Stockholder believes Mr. Izquierdo’s extensive leadership experience in both the public and private sectors makes him qualified to serve as a director of the Fund.

SHARE OWNERSHIP OF NOMINEES

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the Nominees as of the Record Date.

The information in the following table has been furnished to us by the respective Nominees. The percentages used below are based upon 13,570,079 shares of Common Stock outstanding, which represents the outstanding shares of Common Stock as of the Record Date, according to the Fund’s proxy statement:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Brent D. Rosenthal 3 Drummond Terrace, Livingston, New Jersey 07039	0	N/A
Ethan A. Danial 954 Avenida Ponce De Leon San Juan, Puerto Rico 00907	111,961	0.8%
Ethan A. Danial 954 Avenida Ponce De Leon San Juan, Puerto Rico 00907	111,961	0.8%

Ocean Capital believes that none of the Nominees presently is, and if elected as a director of the Fund, none of the Nominees would be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each of the Nominees would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002.

Regardless of whether our Nominees are elected to the Board at the 2026 Annual Meeting, Ocean Capital intends to consider all available options in the future with respect to the Fund and its affiliated funds,1 including, without limitation, nominating director candidates and/or submitting stockholder proposals at future meetings of stockholders.

For additional information concerning our Nominees, see “Appendix A — Information Concerning the Nominees and Participants.”

Other than as described elsewhere in this proxy statement, none of the Participants has any material interest in this Proposal No. 1, individually or in the aggregate, including any anticipated benefit to any of them.

WE URGE YOU TO VOTE FOR THE ELECTION OF OCEAN CAPITAL’S NOMINEES ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

____________

1        The affiliated funds include, without limitation, Fund I, Fund II, Fund II, Fund IV, Fund V, PRRTFF I, PRRTFF IV, PRRTFF VI, and TFF I.

INFORMATION CONCERNING THE 2026 ANNUAL MEETING

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on April 6, 2026, as the Record Date for determining stockholders entitled to notice of and to vote at the 2026 Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to vote at the 2026 Annual Meeting. According to the Fund’s proxy statement, there were 13,570,079 shares of Common Stock outstanding and entitled to vote at the 2026 Annual Meeting as of the Record Date.

Stockholders, including those who expect to attend the 2026 Annual Meeting, are urged to authorize Ocean Capital to vote their shares on their behalf today by following the instructions for Internet voting detailed on the enclosed BLUE Proxy Card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed BLUE Proxy Card in the enclosed return envelope to Ocean Capital LLC, c/o Sodali & Co, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the 2026 Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the Nominees and, pursuant to Rule 14a-4(c) under the Exchange Act, in the discretion of the persons named herein as proxies on all other matters as may properly come before the 2026 Annual Meeting.

QUORUM

According to the Fund’s proxy statement, the presence at the 2026 Annual Meeting, virtually or represented by proxy, of the holders of more than one-half of the outstanding shares of the Fund entitled to vote, shall constitute a quorum. The shares whose proxies reflect an abstention on any item will be counted as shares present and entitled to vote at the 2026 Annual Meeting for purposes of determining whether a quorum exists. As discussed more fully in the Section below, “— Abstentions; Broker Non-Votes,” there will be no “broker non-votes” at the 2026 Annual Meeting. If the beneficial owner of securities held in “street name” does not provide instructions on how to vote, a broker is not permitted to give a proxy with respect to such beneficial owner’s shares. Accordingly, such shares will not count as present for purposes of determining whether a quorum is present or for purposes of Section 2(a)(42) of the 1940 Act.

Any stockholder wishing to participate in the 2026 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2026 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on May 19, 2026 to attend and vote at the 2026 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2026 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2026 Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Election of Directors — The Fund has adopted a plurality vote standard for director elections, meaning the nominees receiving the highest number of affirmative votes will be elected as directors of the Fund at the 2026 Annual Meeting provided that a quorum is present (Proposal No. 1).

None of the applicable Puerto Rico law, the Fund’s Certificate of Incorporation (the “Charter”) nor the Fund’s Amended and Restated By-Laws (the “Bylaws”) provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this proxy statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

ABSTENTIONS; BROKER NON-VOTES

A “broker non-vote” results when a broker who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” Applicable regional and national stock exchange rules determine whether proposals are “routine” or “non-routine.” If a proposal is “routine,” a broker holding shares for an owner in “street name” may vote on the proposal without voting instructions. The proposal to elect directors to be voted upon at the 2026 Annual Meeting is “non-routine,” so brokers will not have discretionary authority to vote on the proposal. Therefore, if you do not provide voting instructions to your broker, then your shares will not be voted with respect to the election of directors at the 2026 Annual Meeting.

Abstentions will be treated as votes present at the 2026 Annual Meeting, but will not be treated as votes cast for Proposal No. 1. Abstentions, therefore, will have no effect on Proposal No. 1. Broker non-votes will not be treated as votes present at the 2026 Annual Meeting and will not be treated as votes cast for Proposal No. 1. Broker non-votes will have no effect on the outcome of Proposal No. 1.

Because of the contested nature of the 2026 Annual Meeting, brokers holding shares of the Fund in “street name” for their customers will not be permitted by New York Stock Exchange (“NYSE”) rules to vote on any of the Proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters will be found in the Fund’s proxy statement. We urge you to instruct your broker or other nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

REVOCATION OF PROXIES

Stockholders of the Fund may, but need not, revoke their proxies at any time prior to exercise by (i) attending the 2026 Annual Meeting and voting his or her shares of Common Stock virtually, (ii) signing, dating and returning a later dated BLUE Proxy Card or the Fund’s proxy card, (iii) submitting a proxy with new voting instructions using the Internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card or (iv) by submitting a letter of revocation. The delivery of a later-dated proxy card which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ocean Capital in care of Sodali at the address set forth on the back cover of the proxy statement or to the Fund’s Secretary at Puerto Rico Residents Tax-Free Fund V, Inc., 270 Munoz Rivera Ave, Suite 1110, San Juan, Puerto Rico 00918, or to any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Ocean Capital requests that either the original or photostatic copies of all revocations be mailed to Ocean Capital LLC, c/o Sodali & Co, 430 Park Avenue, 14th Floor, New York, NY 10022, so that Ocean Capital will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, Sodali may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this proxy statement is being made by Ocean Capital. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. The Participants will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Ocean Capital will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Ocean Capital will also participate in the solicitation of proxies in support of the Nominee. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Ocean Capital has entered into an agreement with Sodali for solicitation and advisory services in connection with this solicitation, for which Sodali will receive a fee of up to $75,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that Sodali will employ up to 15 persons to solicit the Fund’s stockholders for the 2026 Annual Meeting. The entire expense of soliciting proxies is being borne by Ocean Capital. Ocean Capital does not intend to seek reimbursement from the Fund of all expenses it incurs in connection with this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $275,000 (including, without limitation, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). We estimate that through the date hereof, Ocean Capital’s expenses in connection with this solicitation are approximately $100,000.

STOCKHOLDER PROPOSALS

According to the Fund’s proxy statement, to be considered for presentation at any annual or special meeting of stockholders of the Fund, proposals by stockholders and persons nominated for election as directors by stockholders must be delivered to the Fund’s Secretary at its principal office no less than 30 nor more than 50 days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than 40 days prior to the date of the meeting, such notice must be given not more than 10 days after such date is first so announced or disclosed. Public notice will be deemed to have been given more than 40 days in advance of the annual meeting, if the Fund will have previously disclosed, in the Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board determines to hold the meeting on a different date. In order to be included in the Fund’s proxy statement and form of proxy, a stockholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The incorporation of this information in the proxy statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Ocean Capital is unaware of any other matters to be considered at the 2026 Annual Meeting. However, should other matters, which Ocean Capital is not aware of a reasonable time before this solicitation, be brought before the 2026 Annual Meeting, the persons named as proxies on the enclosed BLUE Proxy Card will vote on such matters in their discretion in accordance with Rule 14a-4(c) under the Exchange Act.

We are asking you to vote “FOR” the election of Ocean Capital’s Nominees.

Ocean Capital has omitted from this proxy statement certain disclosure required by applicable law that will be included in the Fund’s definitive proxy statement. This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of shares owned by the directors of the Fund, information regarding persons who beneficially own more than 5% of the Fund’s Common Stock, information on committees of the Board and other important information. Stockholders should refer to the Fund’s definitive proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico (“UBS Trust PR”), serves as the Fund’s investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

According to the Fund’s proxy statement, ALPS Fund Services, Inc. serves as the Fund’s administrator. ALPS Fund Services, Inc. is located at 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Please refer to the Fund’s proxy statement for information about persons that beneficially owned 5% or more of the shares of Common Stock as of the Record Date.

The information concerning the Fund contained in this proxy statement and the appendices attached hereto has been taken from, or is based upon, publicly available information.

OCEAN CAPITAL LLC

[•], 2026

THIS SOLICITATION IS BEING MADE BY OCEAN CAPITAL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. OCEAN CAPITAL IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2026 ANNUAL MEETING. SHOULD OTHER MATTERS WHICH OCEAN CAPITAL IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE 2026 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. OCEAN CAPITAL URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF OCEAN CAPITAL’S 2026 NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED BLUE PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE 2026 ANNUAL MEETING

Who is entitled to vote?

Stockholders of record at the close of business on the Record Date, April 6, 2026, are entitled to be present and to vote at the 2026 Annual Meeting. Each share of Common Stock of record is entitled to one vote.

How do I vote my shares?

Shares held in record name.    If your shares are registered in your own name, please vote today by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise. You may also vote your shares by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

Shares beneficially owned or held in “street” name.    If you hold your shares in “street name” with a broker, bank, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees. Please follow the instructions to vote provided on the enclosed voting instruction form provided by your broker, bank, trust company or other nominee and have your shares voted promptly.

Any stockholder wishing to participate in the 2026 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2026 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on May 19, 2026 to attend and vote at the 2026 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2026 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2026 Annual Meeting.

Shares of Common Stock represented by properly executed BLUE Proxy Cards will be voted at the 2026 Annual Meeting as marked and, in the absence of specific instructions, “FOR ALL” of Ocean Capital’s Nominees.

How should I vote on the Proposals?

We recommend that you vote your shares on the BLUE Proxy Card as follows:

“FOR ALL” of Ocean Capital’s Nominees (Proposal No. 1) standing for election to the Board named in this proxy statement; and

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the 2026 Annual Meeting. Proxies may be revoked by any of the following actions:

•        signing, dating and returning the enclosed BLUE Proxy Card (the latest dated proxy is the only one that counts);

•        submitting a proxy with new voting instructions using the Internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card;

•        delivering a written revocation or a later dated proxy for the 2026 Annual Meeting to Ocean Capital LLC, c/o Sodali & Co, 430 Park Avenue, 14th Floor, New York, NY 10022, or to the Fund’s Secretary at Puerto Rico Residents Tax-Free Fund V, Inc., 270 Munoz Rivera Ave, Suite 1110, San Juan, Puerto Rico 00918; or

•        attending the 2026 Annual Meeting and voting virtually (although attendance at the 2026 Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the 2026 Annual Meeting and you beneficially own shares but are not the record owner, your mere attendance at the 2026 Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner (e.g., by obtaining a legal proxy) to vote your shares held in its name at the 2026 Annual Meeting. Contact Sodali toll free at (800) 662-5200 or collect at (203) 658-9400 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Ocean Capital LLC, c/o Sodali & Co, 430 Park Avenue, 14th Floor, New York, NY 10022, so that we will be aware of all revocations.

What is householding of proxy materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some banks and brokers with account holders who are stockholders of the Fund may be householding our proxy materials. A single copy of this proxy statement (and of the Fund’s proxy statement and annual report) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund by writing to the Fund’s Secretary at Puerto Rico Residents Tax-Free Fund V, Inc., 270 Munoz Rivera Ave, Suite 1110, San Juan, Puerto Rico 00918, attn. Liana Loyola. Stockholders who currently receive multiple copies of this proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

What is the Coalition of Concerned UBS Closed-End Bond Fund Investors?

On July 22, 2021, Ocean Capital launched a public website for “The Coalition of Concerned UBS Closed-End Bond Fund Investors.” The Coalition of Concerned UBS Closed-End Bond Fund Investors is not intended to describe a discernible group of investors, but instead is used to describe a like-mindedness of various stockholders who might understand and think similarly about the Fund and its affiliated funds with respect to which Ocean Capital has made nominations for director elections. Ocean Capital, its managing member, Mr. Hawk, and the Nominees have never entered, and have no intention to enter, into any agreement, whether oral or written, express or implied, to act together with any other person who could be described as a “Concerned UBS Closed-End Bond Fund Investor” for the purpose of acquiring, holding, voting or disposing of securities of any of the funds.

APPENDIX A

INFORMATION CONCERNING THE NOMINEES AND PARTICIPANTS

Ocean Capital has nominated three highly-qualified individuals for election as directors at the 2026 Annual Meeting: Brent D. Rosenthal, Ethan A Danial and José R. Izquierdo.

This proxy solicitation is being made by Ocean Capital, Mr. Hawk and the Nominees. Ocean Capital, Mr. Hawk and the Nominees may each be deemed a “Participant” and, collectively, the “Participants.”

As of the Record Date, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 1,219,659 shares of Common Stock (including 100 shares of Common Stock held in record name by Ocean Capital) representing approximately 9.0% of the Fund’s outstanding shares of Common Stock. The percentages used herein are based upon 13,570,079 shares of Common Stock outstanding, which represents the outstanding shares of Common Stock as of the Record Date, according to the Fund’s proxy statement.

As of the Record Date Mr. Hawk may be deemed to beneficially own 1,107,698 shares of Common Stock, consisting of 30,500 shares of Common Stock held in a joint account with his spouse and 1,077,198 shares of Common Stock owned by Ocean Capital, which Mr. Hawk as Managing Member of Ocean Capital may be deemed to beneficially own, collectively representing approximately 8.2% of the Fund’s outstanding shares of Common Stock. As of the date of this proxy statement, Mr. Danial beneficially owns 111,961 shares of Common Stock, consisting of 91,958 shares owned by RAD Investments LLC, which Mr. Danial, as its manager, may be deemed to beneficially own and 20,003 shares owned by Mr. Danial personally.

Except as set forth in this proxy statement, as of the date of this proxy statement, the Nominees do not beneficially own any shares of Common Stock and have not entered into any transactions in securities of the Fund during the past two years. Each Nominee specifically disclaims beneficial ownership of shares of Common Stock except to the extent of his pecuniary interest therein.

Except as set forth in this proxy statement, neither of the Nominees nor any of his respective Immediate Family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A); or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company. Each of our Nominees specifically disclaims beneficial ownership of the securities that he or she does not directly own. For information regarding purchases and sales of securities of the Fund during the past two years by the Participants, see “Exhibit A — Transactions in the Fund’s Securities During the Past Two Years.”

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by or under common control thereby, serves, or has served, on the board of directors of a company of which any of the Nominees is an officer.

None of the Nominees nor any of his of her respective Immediate Family Members (as such term is defined in the 1940 Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company. In addition, none of the Nominees or any of his respective Immediate Family Members has, or has had since the beginning of the Fund’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Ocean Capital believes that each Nominee presently is not, and if elected as a director of the Fund, would not be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each Nominee would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Fund’s compensation, nominating and governance, dividend or audit committees that is not independent under any such committee’s applicable independence standards.

The Nominees will not receive any compensation from Ocean Capital for their services as directors of the Fund if elected. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of directors who are not “interested persons” of the Fund.

Except as set forth in this proxy statement, none of our Nominees is a party adverse to the Fund, or any of its subsidiaries, or has a material interest adverse to the Fund, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed BLUE Proxy Card will be voted for substitute nominee(s) to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law. In any such case, the shares represented by the enclosed BLUE Proxy Card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law, if the Fund increases the size of the Board above its existing size or increases the number of directors who are up for election at the 2026 Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Ocean Capital that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of the Fund’s corporate machinery.

The principal occupation of Mr. Danial is serving as a Member, Authorized Officer and Manager at RAD Investments, LLC, an investment firm in Puerto Rico. The principal occupation of Mr. Izquierdo is serving as Managing Director of Main Line Ventures LLC, a consulting firm. The principal occupation of Mr. Rosenthal is serving as Founder and Investor at Mountain Hawk Capital Partners, LLC, an investment fund. The principal occupation of Mr. Hawk is President and Chief Executive Officer of First Southern, LLC, a boutique financial services company that provides a broad spectrum of investment and brokerage services to individuals and institutional clients. The principal business of Ocean Capital is investing in various opportunities in the financial arena and transacting any lawful business in Puerto Rico financial arenas.

The principal business address of Mr. Danial is 954 Avenida Ponce De Leon Ave., San Juan, Puerto Rico 00907. The principal business address of Mr. Izquierdo is 1225 Ponce de Leon Ave., Suite 803, San Juan, Puerto Rico 00907. The principal business address of Mr. Rosenthal is 3 Drummond Terrace, Livingston, New Jersey 07039. The principal business address of each of Mr. Hawk and Ocean Capital is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

Each of Messrs. Hawk, Danial, Izquierdo and Rosenthal is a citizen of the United States of America, and each of Messrs. Hawk, Danial and Izquierdo is a resident of Puerto Rico.

The relevant information provided above has been furnished to Ocean Capital by the Nominees.

Except as set forth in this proxy statement, (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the 2026 Annual Meeting; (iii) no Participant owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant directly or indirectly beneficially owns any securities of the Fund (other than Ocean Capital and Mr. Hawk, as disclosed elsewhere in this proxy statement); (v) no Participant has purchased or sold any securities of the Fund during the past two years; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, without limitation, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies; (viii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) no Participant or any of his associates nor any of his immediate family members (as defined in Instruction 1 to Item 404(a) of Regulation S-K) had any direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; and (xi) no Participant or any of his associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, nor with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

The Nominating Stockholder and the Nominees expect to enter into a Joint Filing and Solicitation Agreement pursuant to which, among other things, the parties will agree (i) to the joint filing of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Fund, (ii) to solicit proxies in favor of the election of the Nominees as directors, (iii) to provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund and (iv) grant Ocean Capital the right to pre-approve all expenses incurred in connection with the solicitation and to pay all such pre-approved expenses.

Except as set forth in this proxy statement, (i) there are no arrangements or understandings between Ocean Capital or its affiliates and the Nominees or any other person or persons pursuant to which the nominations are made by Ocean Capital at the 2026 Annual Meeting, other than the consent by each Nominee to be named in this proxy statement and to serve as a director of the Fund, if elected as such at the 2026 Annual Meeting, and (ii) no Nominee has purchased or sold any securities of the Fund’s investment advisor or its parents, or subsidiaries of either, since the beginning of the most recently completed fiscal year.

Except as set forth in this proxy statement, no Nominee nor any of his respective Immediate Family Members (as defined in Item 22 of Schedule 14A) has held any positions, including as an officer, employee, director, or general partner, during the past five years with (i) the Fund, (ii) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A) as the Fund or having an investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (iii) an investment adviser, principal underwriter, Sponsoring Insurance Company or affiliated person of the Fund or (iv) any person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this proxy statement, no Nominee nor any of or his respective Immediate Family Members owns any securities beneficially or of record in (i) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this proxy statement, no Nominee nor any of his respective Immediate Family Members has any direct or indirect interest, the value of which exceeds $120,000, during the past five years in (i) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, or controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this proxy statement, no Nominee nor any of his respective Immediate Family Members has any material interest, direct or indirect, in any transaction, or series of similar transactions, since the beginning of the last two completed fiscal years of the Fund, or in any currently proposed transaction, or series of similar transactions, in which the amount involved exceeds $120,000 and to which any of the following persons was or is to be a party: (i) the Fund, (ii) an Officer (as defined in Item 22 of Schedule 14A) of the Fund, (iii) an investment company, or a person that would be an investment company but for exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (iv) an Officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the

Fund, (v) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (vi) an Officer of an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (vii) a person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund or (viii) an Officer of a person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this proxy statement, no Nominee nor any of his respective Immediate Family Members has any direct or indirect relationship, in which the amount involved exceeds $120,000, that exists, or has existed at any time since the beginning of the last two completed fiscal years of the Fund, or is currently proposed, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Except as set forth in this proxy statement, no Officer of an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, nor an Officer of a person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, serves, or has served since the beginning of the last two completed fiscal years of the Fund, on the board of directors of a company where any Nominee or his Immediate Family Member is, or was since the beginning of the last two completed fiscal years of the Fund, an Officer.

The following table sets forth the dollar range of equity securities beneficially owned by each Nominee as of the date of the Record Date:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
Brent D. Rosenthal	N/A	N/A
Ethan A. Danial	Over $100,000	Over $100,000
José R. Izquierdo II	N/A	N/A

Except as set forth in this proxy statement, (i) there are no material pending proceedings to which any Nominee or any of his or its associates or affiliated persons is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten years.

The Federal Action

On January 5, 2023, a group of nine funds (collectively, the “Plaintiff Funds”), consisting of Fund I, Fund II, Fund III, Fund IV, Fund V, PRRTFF I, PRRTFF IV, PRRTFF VI, and TFF I, previously sued Ocean Capital and others in the U.S. District Court for the District of Puerto Rico (the “District Court”), captioned Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., et al. v. Ocean Capital LLC, et al., Case No. 3:22-cv-1101. The Plaintiff Funds alleged generally that Ocean Capital and the other defendants violated Sections 13(d) and 14(a) of the Securities Exchange Act of 1934 by failing to disclose purportedly material information concerning its proxy contests involving the Plaintiff Funds, including alleged failure to disclose certain defendants as purported members of Section 13(d) “groups” for various of the Plaintiff Funds. Ocean Capital counterclaimed against three of the Plaintiff Funds — PRRTFF I, PRRTFF VI, and TFF I — where a quorum was present at one or more of the Funds’ annual meetings and elected Ocean Capital’s nominees but the Funds refused to seat the elected nominees, citing their pending lawsuit.

The District Court ultimately dismissed the Plaintiff Funds’ claims, and entered judgment in Ocean Capital’s favor on all claims. The Plaintiff Funds appealed. On May 12, 2025, the U.S. Court of Appeals for the First Circuit issued an opinion affirming both the Court’s dismissal of the Plaintiff Funds’ securities claims and the Court’s order that the Plaintiff Funds seat the Nominating Stockholder’s nominees on the boards of PRRTFF I, PRRTFF VI and TFF I. The First Circuit formally issued its mandate on June 3, 2025.See Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc. v. Ocean Cap. LLC, 137 F.4th 6 (1st Cir. 2025).

On July 9, 2025, Ocean Capital filed a petition seeking an award of attorneys’ fees and expenses from PRRTFF I, PRRTFF VI, TFF I, and Fund IV, under the corporate benefit doctrine (the “Fee Petition”). Ocean Capital argued that it should be awarded reasonable fees because its years-long efforts in the federal litigation resulted in remediation of the funds’ boards’ misconduct and vindication of the rights of the funds’ stockholders at large. On August 15, 2025, Ocean Capital amended its Fee Petition to include PRRTFF IV as another benefited Fund to share in the expenses. On September 15, 2025, two groups of the Plaintiff Funds — Fund IV and PRRTFF IV on one hand, and PRRTFF I, PRRTFF VI, and TFF I on the other — filed oppositions to the Fee Petition. Ocean Capital filed its reply on October 15, 2025. PRRTFF I, PRRTFF VI, and TFF I filed a sur-reply on November 12, 2025. On November 13, 2025, Ocean Capital submitted a notice of supplemental evidence in support of its Fee Petition. In February 2026, Ocean Capital submitted a motion to file supplemental evidence and amend its motion to include Fund II. By order dated February 20, 2026, the District Court denied the fee motion. The District Court also denied Ocean Capital’s motion to submit supplemental evidence and amend as moot. On March 17, 2026, Ocean Capital filed a Notice of Appeal to the First Circuit and are awaiting an order from the First Circuit setting a briefing schedule.

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares you own, please give Ocean Capital your proxy “FOR” the election of Ocean Capital’s Nominees by voting your shares by telephone or Internet as described in the enclosed BLUE Proxy Card or by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE Proxy Card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Ocean Capital urges you to confirm in writing your instructions to Ocean Capital in care of Sodali at the address provided below so Ocean Capital will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require additional information concerning this proxy statement, please contact Sodali at the address and telephone numbers set forth below:

430 Park Avenue, 14th Floor
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: ocean@investor.sodali.com

Exhibit A

TRANSACTIONS IN THE FUND’S SECURITIES DURING THE PAST TWO YEARS

OCEAN CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(7,490)	July 16, 2024
Sale of Common Stock	(23,733)	October 11, 2024
Sale of Common Stock	(36,112)	December 17, 2024
Sale of Common Stock	(44,476)	January 13, 2025
Sale of Common Stock	(26,010)	April 10, 2025
Sale of Common Stock	(45,076)	July 21, 2025
Purchase of Common Stock	18,014	October 24, 2025
Purchase of Common Stock	1,818	November 7, 2025
Purchase of Common Stock	3,865	November 10, 2025
Purchase of Common Stock	14,169	November 25, 2025
Purchase of Common Stock	1,572	December 9, 2025

WILLIAM HEATH HAWK

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	2,907	January 11, 2024
Purchase of Common Stock	4,845	January 17, 2024
Purchase of Common Stock	469	June 5, 2024
Purchase of Common Stock	2,200	June 20, 2024
Purchase of Common Stock	1,271	August 22, 2024
Sale of Common Stock	(33,302)	September 27, 2024
Purchase of Common Stock	30,500	January 30, 2026

BRENT D. ROSENTHAL

None.

ETHAN A. DANIAL

Nature of the Transaction	Securities Purchased	Date of Purchase/Sale
Purchase of Common Stock	12,714	May 10, 2024
Purchase of Common Stock	23,503	June 11, 2024
Purchase of Common Stock	10,287	October 17, 2024
Purchase of Common Stock	19,781	January 29, 2025

JOSÉ R. IZQUIERDO II

None.

No part of the purchase price or market value of any of the securities specified in the transactions listed in this Exhibit A was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

PRELIMINARY COPY — SUBJECT TO COMPLETION

DATED APRIL 30, 2026

BLU E P R O X Y 2026 ANNUAL MEETING OF STOCKHOLDERS OF PUERTO RICO RESIDENTS TAX-FREE FUND V, INC. THIS PROXY IS SOLICITED ON BEHALF OF OCEAN CAPITAL LLC AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND The 2026 annual meeting of stockholders (including any adjournments or postponements thereof and any meeting that may be called in lieu thereof, the “2026 Annual Meeting”) of Puerto Rico Residents Tax-Free Fund V, Inc. (the “Fund”), a Puerto Rico corporation, is scheduled to be held virtually at 11:00 a.m. Atlantic Standard Time (11:00 a.m. Eastern Daylight Time) on May 21, 2026. Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”), and other participants in its solicitation have nominated three director candidates for election to the Fund’s board of directors (the “Board”) to be voted upon at the 2026 Annual Meeting. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” OCEAN CAPITAL’S NOMINEES OR IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE 2026 ANNUAL MEETING TO THE EXTENT AUTHORIZED UNDER RULE 14a-4(c) OF THE SECURITIES EXCHANGE ACT OF 1934. WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES AND WE INTEND TO VOTE OUR SHARES “FOR” OCEAN CAPITAL’S NOMINEES. THE UNDERSIGNED HOLDER OF COMMON STOCK OF THE FUND HEREBY APPOINTS WILLIAM HEATH HAWK AND CHRISTOPHER RICE, AND EACH OR EITHER OF THEM, PROXIES TO THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION AND TO ACT WITHOUT THE OTHER, TO VOTE ALL THE SHARES OF COMMON STOCK OF THE FUND THAT THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE 2026 ANNUAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE BLUE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR BLUE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be dated and signed on reverse side SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials: The Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/OceanCapital

Please mark vote as indicated in this example OCEAN CAPITAL PROPOSALS 1. Director Nominee Proposal: To elect Ocean Capital’s slate of three director nominees, Ethan A. Danial, José R. Izquierdo and Brent D. Rosenthal (the “Nominees”), with Messrs. Danial and Izquierdo each to serve as a Class III director on the Board, until his term expires at the Fund’s 2029 annual meeting of stockholders or until his respective successor is duly elected and qualified and with Mr. Rosenthal to serve as a Class II director on the Board, until his term expires at the Fund’s 2028 annual meeting of stockholders or until his successor is duly elected and qualified. FOR ALL WITHHOLD ALL FOR ALL EXCEPT INSTRUCTIONS: To vote against an individual nominee, mark the “FOR ALL EXCEPT’’ box and write the name(s) of the nominee(s) on the line below: We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed BLUE Proxy Card will be voted for substitute nominee(s) to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law. In any such case, the shares represented by the enclosed BLUE Proxy Card will be voted for such substitute nominee(s). Date (Signature) (Signature if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your BLUE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/OceanCapital. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER, which is located in the lower right hand corner of this form. Call Toll Free 888-297-9580 There is NO CHARGE to you for this call OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by Ocean Capital. Internet and Telephone voting is available through 11:59 P.M. Eastern Time on the day before the 2026 Annual Meeting. CONTROL NUMBER for Telephone/Internet Proxy Authorization